MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Government Portfolio

(the “Portfolio”)

Supplement dated December 8, 2023 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated May 1, 2023, as supplemented,

and Statement of Additional Information (“SAI”),

dated May 1, 2023, as supplemented and amended

Important Notice Regarding Change in Investment Policy

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At a meeting held on December 6-7, 2023, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; (ii) modifying the Portfolio’s principal investment strategies and investment process; and (iii) changing the Portfolio’s primary benchmark.

As a result, unless otherwise indicated below, effective on or about May 1, 2024, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1. Name Change. The name of the Portfolio is changed to MainStay VP MacKay U.S. Infrastructure Bond Portfolio.

2. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities. Infrastructure-related debt securities may include securities with special features (e.g., puts and variable or floating rates) that have price volatility characteristics similar to other debt securities.

Infrastructure-related investments include securities issued to finance any assets or projects that support the operation, function, growth or development of a community or economy. Examples of these investments include, but are not limited to, transportation assets (e.g., roads and bridges), utility assets (e.g., electric, gas and water distribution facilities and networks) and social assets (e.g., hospitals and schools).

The Portfolio may also invest in securities of issuers that (i) directly invest in infrastructure-related companies; (ii) operate or utilize infrastructure-related assets (e.g., airlines, automakers and technology companies); or (iii) have indirect exposure to infrastructure-related assets (e.g., suppliers of construction materials).

The Portfolio invests at least 60% of its assets in taxable municipal debt securities. The Portfolio may invest up to 20% of its assets in tax-exempt municipal debt securities. On average, the Portfolio will invest in municipal bonds that have a maturity of 5 years or longer.

Municipal debt securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Portfolio, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Portfolio does not seek to provide income exempt from federal income tax. The Portfolio may invest in both taxable and tax-exempt municipal bonds.

The Portfolio invests in investment grade securities as rated by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the

Portfolio’s Subadvisor, and invests in commercial paper only if rated in the top two highest rating categories by an NRSRO at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If NRSROs assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality.

The Portfolio's principal investments may have fixed, variable or floating interest rates and include: taxable and tax-exempt municipal debt securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by United States.

The Portfolio may invest in derivatives, such as futures, options and swap agreements, to seek enhanced returns or to seek to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor seeks to allocate investments primarily across the taxable fixed income market but can also utilize the tax-exempt fixed income market as well as treasuries and agencies. Allocations are based on the current economic environment, the level of absolute and relative yields, and the interest rate outlook. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Portfolio.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio, which may be determined by an evaluation of economic conditions, the issuer's financial condition or relative yield and return expectations.

3. The “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

a)  “Mortgage Dollar Roll Transaction Risk,” “Mortgage Pass-Through Securities Risk” and “TBA Securities Risk” are deleted in their entirety with respect to the Portfolio.

b) “Debt Securities Risk,” “Derivatives Risk,” and “Portfolio Management Risk” are deleted in their entirety and replaced below.

c) “Infrastructure Investment Risk”, “Municipal Bond Risk”, “Municipal Bond Focus Risk” and Private Placement and Restricted Securities Risk” are added below.

Principal Risks

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Portfolio’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Portfolio’s investments in fixed income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Portfolio and its investments. The Portfolio may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates. Investments in debt or fixed-income securities with put options may receive a lower interest rate than similar investments with a fixed-rate that cannot be redeemed before maturity. In addition, if the Portfolio chooses to exercise its right to put the bond back to the issuer or put provider, these investments are subject to, among other risks, the risk that the put provider will be unable or unwilling to honor the put feature (i.e., purchase the security).

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Portfolio writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Portfolio could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Portfolio's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Portfolio. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

Infrastructure Investment Risk: The Portfolio’s investments in infrastructure-related securities expose the Portfolio to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies/issuers.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Portfolio may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Portfolio's net asset value and/or the distributions paid by the Portfolio.

Certain of the issuers in which the Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Portfolio’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Portfolio from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Portfolio to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Portfolio may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Portfolio focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Portfolio’s investment performance. In addition, the Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

4. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

Past Performance

(a) The first paragraph is deleted in its entirety and replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. In accordance with a new regulatory requirement, the Portfolio has selected the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, as a replacement for the Bloomberg U.S. Government Bond Index. The table also includes the average annual returns of the Bloomberg 5-10 Year Taxable Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Portfolio invests. In addition, the table includes the average annual returns of the Bloomberg U.S. Government Bond Index, which was previously the Portfolio’s primary benchmark index.

(b) The following is added after the third paragraph:

Effective May 1, 2024, the Portfolio modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior principal investment strategies.

-- End of Supplement Data --

5. Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date
MacKay Shields LLC	Robert Burke, Managing Director	Since May 2024
	Michael Denlinger, Managing Director	Since May 2024
	Robert DiMella, Executive Managing Director	Since May 2024
	David Dowden, Managing Director	Since May 2024
	Sanjit Gill, Director	Since May 2024
	John Lawlor, Managing Director	Since May 2024
	Frances Lewis, Senior Managing Director	Since May 2024
	John Loffredo, Executive Managing Director	Since May 2024
	Michael Petty, Senior Managing Director	Since May 2024
	Scott Sprauer, Senior Managing Director	Since May 2024

6. Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the existing description of MacKay Shields LLC is deleted in its entirety and replaced with the following:

MacKay Shields LLC. ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was privately held until 1984 when it became a subsidiary of New York Life. As of September 30, 2023, MacKay Shields managed approximately $129 billion in assets. MacKay Shields is the subadvisor to the MainStay VP MacKay Convertible Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio, MainStay VP MacKay

Strategic Bond Portfolio and MainStay VP MacKay U.S. Infrastructure Bond Portfolio. MacKay Shields serves as subadvisor for the MainStay VP Income Builder Portfolio’s fixed-income investments, and collaborates with New York Life Investments concerning the overall asset allocation decisions for the Portfolio.

7. Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is updated to include the following biographies for the below portfolio managers.

Robert Burke, CFA

Mr. Burke has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. Mr. Burke joined MacKay Shields as a Managing Director in July 2017. Before joining the firm, he held various leadership roles in capital markets over the last 30 years, spending most of his time in the municipal markets. In his last role, he managed the Global Futures, Derivative Clearing, and Foreign Exchange Prime Brokerage businesses at Bank of America Merrill Lynch. Prior to that, Mr. Burke ran Credit Hedge Fund Sales, the group that was responsible for marketing credit & interest rate derivatives, as well as CLOs and structured products to institutional investors. He also worked in the firm’s private equity group, raising capital for leveraged buyout and venture capital funds. He started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. Mr. Burke holds a Master of Business Administration degree from the Gabelli School at Fordham University, and a Bachelor of Arts degree with High Honors in Economics from Colgate University. He is a CFA® charterholder.

Michael Denlinger, CFA

Mr. Denlinger has been a portfolio manager of the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. He joined MacKay Shields in 2019 and is currently a Managing Director. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a bachelor’s degree in economics from Johns Hopkins University in 2014. Mr. Denlinger is a CFA® charterholder and has been in the financial services industry since 2014.

Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields, Co-Head of MacKay Municipal Managers. He has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. Previously, he was the President and co-founder of Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. He was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. He is a member of MacKay’s Senior

Leadership Team. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.
David Dowden

Mr. Dowden is a Managing Director and Portfolio Manager at MacKay Shields. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. Before joining the firm, he was Chief Investment Officer at Financial Guaranty Insurance Company. He was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. He has an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Sanjit Gill, CFA

Mr. Gill managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. He joined MacKay Shields in 2021 and is currently a Director. Prior to joining, he was a retail high grade and electronic trader at Bank of America Merrill Lynch. He earned a Bachelor’s degree in Mathematics and Psychology from Baruch College in 2016 and a Master’s in Applied Mathematics from Hunter College in 2021. He is a CFA® Charterholder, and has been in the financial services industry since 2016.

John Lawlor

Mr. Lawlor has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. He is currently a Managing Director, portfolio manager and trader at MacKay Shields. He joined MacKay Shields in 2016. Before joining the firm he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University. Mr. Lawlor graduated college in 1997. He has been in the financial services industry since 1997.

Frances Lewis

Ms. Lewis has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. She joined MacKay Shields in July 2009 and is currently a Senior Managing Director and Director of Research for MacKay Municipal Managers. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

John Loffredo, CFA	Mr. Loffredo is an Executive Managing Director of MacKay Shields and Co-Head of MacKay Municipal Managers. In addition, he was named Vice Chairman in

September 2022 and oversees the firm’s investment teams. He has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He was previously the Chairman and co-founded Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. He is a member of the firm’s Senior Leadership Team. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He joined MacKay Shields in 2009 and has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers in 2009. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers (MLIM). Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

Scott Sprauer

Mr. Sprauer is a Senior Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay VP MacKay U.S. Infrastructure Bond Portfolio since May 2024. Before joining the firm, he was Head Trader, Fixed Income at Financial Guaranty Insurance Company. Mr. Sprauer was previously with Dreyfus Corporation and Merrill Lynch Investment Managers as a Municipal Bond Portfolio Manager/Trader. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

8. The following non-fundamental investment restriction in the section entitled “Non-Fundamental Investment Policies” of the SAI is hereby deleted in its entirety.

The MainStay VP MacKay Government Portfolio may not invest in convertible securities or U.S. dollar-denominated or non-dollar denominated foreign debt securities or in foreign equity securities.

9. The section entitled “Non-Fundamental Investment Policies Related to Portfolio Names” of the SAI is revised to reflect the following modification to the Portfolio’s non-fundamental “names-rule” investment policy:

Current Policy	New Policy
To invest, under normal circumstances, at least 80% of its assets in U.S. government securities

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities.

10. Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio will bear the direct costs associated with the Portfolio’s transition. New York Life Investment Management LLC would take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.